As filed with the Securities and Exchange Commission on January 9, 2006
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-21556
Perritt Funds, Inc.
(Exact name of registrant as specified in charter)
300 South Wacker Drive, Suite 2880, Chicago, IL 60606
(Address of principal executive offices) (Zip code)
Gerald W. Perritt, 300 South Wacker Drive, Suite 2880, Chicago, IL 60606
(Name and address of agent for service)
1-312-669-1650
Registrant’s telephone number, including area code
Date of fiscal year end: October 31, 2005
Date of reporting period: For the annual period October 31, 2005

Item 1. Report to Stockholders.
MicroCap
Opportunities
Fund
Emerging
Opportunities
Fund
Annual Reports
October 31, 2005

The PERRITT MICROCAP OPPORTUNITIES FUND invests in a diversified portfolio of equity securities that at the time of purchase have a market capitalization (equity market value) of $400 million or less. The Fund seeks micro-cap companies that management believes have the potential for long-term capital appreciation based on superior or niche products or services, favorable operating characteristics, superior management, and/or other exceptional factors. Investors should expect the Fund to contain a mix of both value and growth stocks.
The PERRITT EMERGING OPPORTUNITIES FUND invests in a diversified portfolio of equity securities that at the time of purchase have a market capitalization (equity market value) of $250 million or less. The fund seeks to invest in very small companies that have a significant percentage of stock owned by management, low levels of long-term debt, above average revenue and earnings growth rates, and/or possess reasonable valuations based on the ratios of price-to-sales, price-to-earnings, and price-to-book values.

Table of Contents
Annual Reports
October 31, 2005

Perritt Capital Management, Inc.

From the desk of Dr. G.W. Perritt, President	2

Perritt MicroCap Opportunities Fund

From the desk of Michael Corbett, President	4
Performance	6
Ten Largest Holdings	7
Allocation of Portfolio Net Assets	7
Schedule of Investments	8
Statement of Operations	11
Financial Highlights	11
Statements of Changes in Net Assets	12
Statement of Assets and Liabilities	12
Notes to Financial Statements	13
Report of Independent Registered Public Accounting Firm	14
Expense Example	15

Perritt Emerging Opportunities Fund

From the desk of Michael Corbett, President	16
Performance	18
Ten Largest Holdings	19
Allocation of Portfolio Net Assets	19
Schedule of Investments	20
Statement of Operations	22
Financial Highlights	22
Statements of Changes in Net Assets	23
Statement of Assets and Liabilities	23
Notes to Financial Statements	24
Report of Independent Registered Public Accounting Firm	25
Expense Example	26

Perritt Funds

Directors and Officers	27
Information	28

Dr. G. W. Perritt
President
Perritt Capital
Management, Inc.
     It’s been 34 years since I began teaching investments and finance at the University level and nearly 23 years since I created Investment Horizons, an investment newsletter that focused on the analysis of small company stocks. The newsletter was an outgrowth of research conducted by a University of Chicago student working on his doctoral dissertation who “accidentally” discovered that portfolios of small firm stocks consistently outperformed portfolios of large firm stocks, even after adjusting for the greater risk in the former. This phenomenon was dubbed “the small firm effect” by academic researchers. It marked the first crack in the solidly built foundation of the efficient market theory. According to this well-accepted theory, portfolios of common stocks are not supposed to provide greater returns than can be accounted for by their underlying risk. Unlikely as it could be, small firm stock portfolios provide the equivalent of an investment free lunch. The goal of the newsletter was to allow individual investors to capture the small firm effect.
     Five years after the creation of my newsletter, I established Perritt Capital Management to manage small firm stock portfolios for individual investors and for the Perritt MicroCap Opportunities Fund. As was the case with my newsletter, the objective of this fund was to give individual investors an opportunity to capture the small firm effect. I am pleased to report that this experiment has thus far been an unqualified success.
     During the three and a half decades that I have been involved in the investment world as an educator and practitioner, I have seen investment bubbles expand and ultimately burst. In 1970, investors’ love affair with so-called conglomerate stocks abruptly ended during a severe bear market. In the mid-1970s, the real estate investment trust bubble burst, in the early 1980s biotech mania ended in near disaster for most investors, in the late 1990s, of course, it was the dot.com bubble that burst the dreams of investment riches for many investors. In short, I have seen many investment fads come and go, with investors being left worse off when a group of stocks suddenly fell out of fashion.
     However, since its discovery in 1978 by researcher Rolf Banz, the small firm effect has continued to provide superior returns for investors who possessed the patience to maintain their portfolios of small firm stocks over long time periods. During each of the last five years and so far during the sixth, small firm stock returns have exceeded those of large firm stocks as represented by the Standard & Poor’s 500 Index. Such a streak of over performance for small firm stocks is not unique. Small firm stock returns possess positive serial correlation and over performance streaks, nearly twice the length of this one, can be observed during the last 80 years for which reliable data exist.
     Of course, if something can’t go on for ever, it will eventually end. That is certainly the case for the current streak of over performance of small firm stocks relative to the performance of large firm stocks. However, when the streak will end is open to conjecture. Large firm stock aficionados have been calling for the end of the streak for nearly two years. According to these pundits, it is time to sell your small firm stocks and park your money in portfolios crammed with large firm stocks. I don’t want to offend these prognosticators, so I will duck the debate.
     If you want to earn the greatest possible investment returns, you should park your money in the asset class that performs best. However, you have to know which asset class will be the return leader before you make the investment, and history strongly suggests that the ability to hop from the best performing investment class year-after-year is nearly a metaphysical impossibility. However, if you want to earn all of the return that you deserve (given the underlying risk of your portfolio), you should maintain a diversified portfolio containing asset classes whose returns are less than perfectly correlated with one another. Although the reasons are beyond the scope of this brief note, statisticians tell us that portfolios consisting of asset classes with less than perfectly correlated returns can reduce portfolio risk without sacrificing a concomitant reduction in investment return. In other words, portfolios containing both large firm and small firm stocks can provide greater returns per unit of risk than can portfolios consisting of a single asset class.
     A small firm stock portfolio is not a substitute for investing in other asset classes. It would be foolish to park all of one’s money in a small firm stock portfolio. It would be equally as foolish to invest one’s entire nest egg in any other single asset class. Investment in small firm stocks is a compliment to and not a substitute for other asset classes contained in a well-diversified portfolio.
     Investment fads will continually come and go. However, the rules of successful investing have remained constant over time. Assume no more risk than you can tolerate, diversify your portfolio across many asset classes, minimize the cost of investing, take a long-term perspective, and invest as much as you can as often as you can.
Dr. G. W. Perritt
President
Opinions expressed are those of Dr. Perritt and are not intended to be a forecast of future events, a guarantee of future results, nor investment advice.
Perritt Capital Management, Inc.

Michael Corbett
President
Perritt MicroCap
Opportunities Fund
     We are proud to report that the Perritt MicroCap Opportunities Fund has performed well in both the short term and long term. During the last twelve months, the Fund rose 24.4 percent versus the 12.1 percent return for the benchmark Russell 2000 Index. Over the last 10 years, the Fund provided investors with a 14.8 annualized return compared to a 9.5 annualized return for the Russell 2000 Index. If someone invested $10,000 in the Fund 10 years ago it would now be $39,619 compared to $24,851 in the Russell 2000 Index. A more detailed report of the Fund and its benchmark’s long-term performance results can be found on page 6.
     Our disciplined stock selection process and the long-term investment philosophy we adhere to with each investment best explains the Fund’s strong performance. We use a value-based approach toward selecting stocks. In other words, we closely scrutinize a company’s financial characteristics and current valuations, such as price-to-sales, price-to-earnings and price-to-cash flow. In addition to our value-based selection process, we subject each potential investment to a nine-factor proprietary test. To pass this test, a company must possess a strong balance sheet, positive cash flow and expanding profitability. We also use this nine-factor test to evaluate a company’s progress after the stock is purchased for the portfolio.
     During the past year, we sold 29 issues from the portfolio. Five of those liquidations were sold due to buyouts: AMX Corporation, Boston Acoustics, Haggar Corporation, The Keith Companies and TBC Corporation. We also received a buyout offer for Captiva Software and Transport Corporation of America, but those positions have not been liquidated as of October 31, 2005. As you may know, we also sell when a company’s market capitalization becomes too large. Three companies grew beyond our market capitalization limitation: Centene, Global Industries and KCS Energy. The remaining 21 of the 29 issues were sold due to disappointing operating results.
     At fiscal year end, the portfolio contained 164 companies, 51 of which were added during the year (The Fund’s 10 largest holdings are described in detail on page 7). The Fund’s portfolio is now priced at 20 times our 2005 earnings estimate and a little more than 16 times our 2006 earnings estimate. On average, the stocks in the portfolio are priced at 1.1 times revenue and the median market capitalization is approximately $220 million. At fiscal year-end, the Fund held more than 17 percent in cash equivalents. Our cash position is higher than normal largely due to inflows. We believe it is prudent to invest new money slowly and wait for more attractively priced securities.
     On December 7, 2005, the Perritt MicroCap Opportunities Fund closed to most new investors due to the amount of assets in the Fund. In addition to the Fund’s large cash position, investing in micro-cap companies becomes difficult at a large asset base. Therefore, our Board of Directors voted to close the Fund at this time so that current shareholders can continue to reap the benefits of our investment strategy.
     As we discussed in previous reports, the reported scandals in the mutual fund industry have spawned a host of new rules and regulations, which in turn have increased the cost to fund shareholders. In order to comply with the new rules and regulations, we have increased both the Fund’s compliance staff and outsourced services. As a result, the Fund’s expenses increased modestly to 1.29 percent. We are proud to report, however, that the Fund’s expense ratio is still below the industry average, for micro-cap funds.
     I want to thank my fellow shareholders for their continued support and confidence in the Perritt Capital Management team. If you have any questions or comments about this report or your investment in the Perritt MicroCap Opportunities Fund, please call us toll-free at (800) 331-8936 or visit our new web page at www.perrittmutualfunds.com. Once again, thank you for choosing the Perritt MicroCap Opportunities Fund.
Michael Corbett
President
     Small- and Medium-capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies. Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales.
     Micro-cap companies typically have relatively lower revenues, limited product lines, lack of management depth, higher risk of insolvency and a smaller share of the market for their products or services than larger capitalization companies. Generally, the share prices of micro-cap company stocks are more volatile than those of larger companies.
     The price to sales ratio is a tool for calculating a stock’s valuation relative to other companies, calculated by dividing a stock’s current price by its revenue per share. The price to earnings (P/E) ratio reflects the multiple of earnings at which a stock sells. The price to book (P/B) ratio compares a stock’s market value to the value of total assets less total liabilities.
Perritt MicroCap Opportunities Fund

Performance
There are several ways to evaluate a fund’s historical performance. You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. Each performance figure includes changes in a fund’s share price, plus reinvestment of any dividends (or income) and capital gains (the profits the fund earns when it sells stocks that have grown in value).
Average Annual Total Returns
Periods ended October 31, 2005

	Past 1 Year	Past 3 Years	Past 5 Years	Past 10 Years
Perritt MicroCap Opportunities Fund	24.41%	31.63%	20.58%	14.76%
Russell 2000 Index	12.08%	21.54%	6.75%	9.53%
MSCI MicroCap Index	13.25%	NA	NA	NA
(reflects no deduction for fees and expenses)
CPI	4.35%	3.18%	2.74%	2.62%
Average annual total returns take the Fund’s actual (or cumulative) return and show you what would have happened if the Fund had performed at a constant rate each year.
Cumulative Total Returns
Periods ended October 31, 2005

	Past 1 Year	Past 3 Years	Past 5 Years	Past 10 Years
Perritt MicroCap Opportunities Fund	24.41%	128.06%	154.89%	296.20%
Russell 2000 Index	12.08%	79.53%	38.60%	148.51%
MSCI MicroCap Index	13.25%	NA	NA	NA
(reflects no deduction for fees and expenses)
CPI	4.35%	9.87%	14.48%	29.60%
Cumulative total returns reflect the Fund’s actual performance over a set period. For example, if you invested $1,000 in a fund that had a 5% return over one year, you would end up with $1,050. You can compare the Fund’s returns to the Russell 2000 Index, which currently reflects a popular measure of the stock performance of small companies. CPI is the rate of inflation as measured by the government’s consumer price index.
This chart illustrates the performance of a hypothetical $10,000 investment made in the Fund 10 years ago. Assumes reinvestment of dividends and capital gains, but does not reflect the effect of any applicable sales charge or redemption fees. This chart does not imply any future performance.
Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800-331-8936.

Ten Largest Holdings
Newpark Resources Inc. (NR) markets its services to the oil and gas exploration and production (E&P) industry. The Company operates in west Texas, the United States mid-continent, the United States Rocky Mountains, Canada, Mediterranean Sea and Mexico. It provides, either individually or as part of a package, drilling fluids, associated engineering and technical services; mat and integrated services, and processing and disposing of E&P waste and non-hazardous industrial wastes.
Barrett Business Services, Inc. (BBSI) engages in providing staffing and professional employer organization services. The Company’s range of services in human resource management include payroll processing, employee benefits and administration, workers’ compensation coverage, risk management and workplace safety programs and human resource administration, which includes functions such as recruiting, interviewing, drug testing, hiring, placement, training and regulatory compliance.
Escala Group, Inc. (ESCL) operates as a global collectibles merchant and auction house network with operations in North America, Europe, and Asia, as well as on the Internet. The company, through its subsidiaries, specializes in auctions, merchant/dealer operations, and trading. In North America, the company engages in Internet, interactive telephone, and Internet and live simulcast-auctioning and merchandising/dealing of collectibles.
Flanders Corporation (FLDR) designs, manufactures and markets air filters and related products. The Company is focused on providing complete environmental filtration systems for end uses, ranging from controlling contaminants in residences and commercial office buildings through specialized manufacturing environments for semiconductors, pharmaceuticals, chemical, biological, radiological and nuclear processing.
Rimage Corp. (RIMG) provider of compact disc, recordable, and digital video disc, recordable, publishing systems required for producing discs with customized digital content on an on-demand basis. The Company focuses its disc publishing solutions on a set of vertical markets with special needs for customized, on-demand digital information.
NATCO Group, Inc. (NTG) provides wellhead equipment, systems, and services used in the production of oil and gas. It offers a range of production equipment, including separators that separate hydrocarbon steam into oil, water, and gas; heaters, which prevent hydrates from forming in gas streams and reduce the viscosity of oil; oil dehydration equipment that removes water from oil; gas conditioning equipment, which removes contaminants from hydrocarbon and gas streams.
Natus Medical, Inc. (BABY) engages in the development, manufacture, and marketing of products for the detection, monitoring, treatment, and tracking of common medical disorders in newborns. The company’s product line includes ALGO Newborn Hearing Screener, a product line for hearing screening; neoBLUE LED Phototherapy device, a medical device for the treatment of newborn jaundice; Neometrics line of diagnostic reagents, used for newborn metabolic screening.
Keystone Automotive Industries, Inc. (KEYS) distributes aftermarket collision repair parts to collision repair shops in the United States and Canada. It also recycles and produces chrome plated and plastic bumpers, and remanufactures alloy and steel wheels. Keystone operates a hub and spoke distribution system, including 125 distribution centers.
Michael Baker Corporation (BKR) is a global provider of engineering and energy expertise for various public and private sector clients, primarily through its subsidiaries. The Company’s primary services include engineering design for the transportation and civil infrastructure markets, operation and maintenance of oil and gas production facilities, architectural and environmental services, and construction management services for buildings and transportation projects.
Medical Action Industries, Inc. (MDCI) engages in the development, manufacture, marketing, and supply of medical and surgical disposable products. It also manufactures and supplies collection systems for the containment of medical waste; minor procedure kits and trays; and sterile operating room towels and sterile laparotomy sponges.
Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

Allocation of Portfolio Net Assets	October 31, 2005
Perritt MicroCap Opportunities Fund

Schedule of Investments	October 31, 2005

Shares	COMMON STOCKS 82.4% (a)	Value
Air Transport — 1.3%
276,000	Air Methods Corporation *	$3,209,880
223,740	World Air Holdings, Inc. *	2,349,270

		5,559,150

Biotechnology — 1.5%
206,000	Stratagene Corp. *	2,027,040
275,000	ThermoGenesis Corp. *	1,369,500
304,551	Trinity Biotech PLC — ADR *	2,040,492
301,000	Zila, Inc. *	936,110

		6,373,142

Business Services — 8.5%
340,000	24/7 Real Media, Inc. *	2,172,600
254,400	Barrett Business Services, Inc. *	6,792,480
211,812	BB Holdings Ltd.	1,450,912
140,000	Click Commerce, Inc. *	2,556,400
400,334	Escala Group, Inc. *	6,589,498
45,000	Exponent, Inc. *	1,296,900
33,500	Forrester Research, Inc. *	645,210
275,000	RCM Technologies, Inc. *	1,771,000
214,700	Rentrak Corporation *	1,754,314
134,200	Team, Inc. *	3,408,680
115,000	TechTeam Global, Inc. *	1,071,800
322,000	Tier Technologies, Inc. *	2,582,440
70,000	World Fuel Services Corporation	2,233,000
668,530	Zomax Incorporated *	1,771,604

		36,096,838

Chemicals & Related Products — 0.8%
303,000	Aceto Corporation	1,784,670
137,600	Penford Corporation	1,794,304

		3,578,974

Computers & Electronics — 2.6%
133,400	COMARCO, Inc. *	1,175,254
75,300	Metrologic Instruments, Inc. *	1,473,621
73,800	NovAtel, Inc. *	2,106,252
43,900	PAR Technology Corp. *	1,070,721
177,350	Rimage Corporation *	5,139,603

		10,965,451

Consumer Products — Distributing — 0.3%
99,500	Collegiate Pacific, Inc.	1,139,275

Consumer Products — Manufacturing — 9.1%
297,500	Ashworth, Inc. *	2,091,425
233,000	BriteSmile, Inc. *	135,140
120,500	Emak Worldwide, Inc. *	903,750
586,400	Emerson Radio Corp. *	1,964,440
125,000	Hartmarx Corporation *	872,500
261,500	Hauppauge Digital, Inc. *	836,800
88,150	Hooker Furniture Corporation	1,273,768
104,443	Lifetime Brands, Inc.	2,441,877
112,000	Matrixx Initiatives, Inc. *	1,874,880
65,000	Measurement Specialties, Inc. *	1,552,850
50,000	The Middleby Corporation *	3,625,000
165,600	Monaco Coach Corporation	2,031,912
40,000	Noble International, Ltd.	939,600
110,000	Perry Ellis International, Inc. *	2,275,900
295,200	Phoenix Footwear Group, Inc. *	1,697,400
60,500	Q.E.P. Co., Inc. *	635,250
32,500	RC2 Corporation *	1,136,850
94,000	Stanley Furniture Company, Inc.	2,011,600
118,600	Tandy Brands Accessories, Inc.	1,389,992
80,600	Twin Disc, Incorporated	2,982,200
203,000	Universal Electronics, Inc. *	3,517,990
112,000	Water Pik Technologies, Inc.*	2,212,000

		38,403,124

Consumer Services — 0.6%
111,689	LESCO, Inc. *	1,831,700
180,000	Stewart Enterprises, Inc. — Class A	918,000

		2,749,700

Energy & Related Services — 4.9%
1,448,000	Electric City Corp. *	1,013,600
75,000	GulfMark Offshore, Inc. *	2,140,500
139,500	Layne Christensen Company *	2,936,475
162,400	Michael Baker Corporation *	4,230,520
848,500	Newpark Resources, Inc.*	6,872,850
100,000	OMI Corporation	1,808,000
125,000	Willbros Group, Inc. *	1,951,250

		20,953,195

Environmental Services — 1.9%
210,000	American Ecology Corporation	3,397,800
128,600	Duratek, Inc. *	1,835,122
364,200	Synagro Technologies, Inc.	1,602,480
303,200	Versar, Inc. *	1,118,808

		7,954,210

Financial Services — 2.7%
140,000	EZCORP, Inc. — Class A *	2,056,600
231,419	Nicholas Financial, Inc.	2,383,616
105,000	QC Holdings, Inc. *	1,273,650
154,500	Sanders Morris Harris Group, Inc.	2,632,680
135,000	TradeStation Group, Inc. *	1,347,300
239,500	U.S.Global Investors, Inc. — Class A*	1,676,500

		11,370,346

Food — 0.9%
241,250	Landec Corporation *	1,638,087
341,800	Poore Brothers, Inc. *	1,199,718
187,000	SunOpta, Inc. *	923,780

		3,761,585

The accompanying notes to financial statements are an integral part of this schedule.

Schedule of Investments Continued	October 31, 2005

Leisure — 1.2%
409,700	Century Casinos, Inc. *	3,080,944
99,100	Monarch Casino & Resort, Inc. *	1,919,567

		5,000,511

Medical Supplies & Services — 7.4%
208,804	Allied Healthcare Products, Inc. *	1,054,460
211,100	BioScrip, Inc. *	1,266,600
386,500	CardioTech International, Inc. *	830,975
80,000	Healthcare Services Group, Inc.	1,491,200
131,042	Horizon Health Corporation *	2,599,873
55,020	Lifeline Systems, Inc. *	1,815,660
215,831	Medical Action Industries, Inc. *	4,055,464
214,900	Microtek Medical Holdings, Inc. *	747,852
90,246	National Dentex Corporation *	1,759,797
280,000	Natus Medical, Inc. *	4,589,200
238,950	Option Care, Inc.	2,979,707
842,200	PainCare Holdings, Inc. *	3,023,498
100,100	Phase Forward, Inc. *	1,093,092
97,700	Psychemedics Corporation	1,260,330
50,000	SFBC International, Inc. *	2,132,000
124,000	ZEVEX International, Inc. *	620,000

		31,319,708

Military Equipment — 0.2%
47,100	The Allied Defense Group, Inc. *	1,050,330

Minerals & Resources — 2.2%
142,300	AM Castle & Co. *	2,836,039
57,000	Century Aluminum Company *	1,036,260
78,000	Metal Management, Inc.	1,888,380
900,000	Northern Orion Resources Inc. *	2,268,000
140,000	NovaGold Resources, Inc. *	1,173,200

		9,201,879

Oil & Gas — 5.4%
186,600	Brigham Exploration Company *	2,638,524
120,000	Carrizo Oil & Gas, Inc. *	3,112,800
77,500	Dawson Geophysical Co. *	2,094,825
504,300	Gasco Energy, Inc. *	3,066,144
54,000	Giant Industries, Inc. *	3,088,260
224,300	NATCO Group, Inc. — Class A *	5,087,124
216,500	TransGlobe Energy Corporation *	1,054,355
790,000	VAALCO Energy, Inc. *	2,765,000

		22,907,032

Real Estate — 0.6%
182,912	Monmouth Real Estate Investment Corporation — Class A	1,499,878
24,200	Tejon Ranch Co. *	1,074,480

		2,574,358

Retail — 2.7%
455,282	DrugMax, Inc. *	728,451
96,100	Factory Card & Party Outlet Corp. *	789,942
135,000	MarineMax, Inc. *	3,334,500
48,000	Monro Muffler Brake, Inc.	1,437,600
204,495	PC Mall, Inc. *	1,147,217
80,000	REX Stores Corporation *	1,065,600
92,797	Rush Enterprises, Inc. — Class A *	1,397,523
92,318	Rush Enterprises, Inc. — Class B *	1,343,227

		11,244,060

Retail — Auto Parts — 1.4%
151,200	Keystone Automotive Industries, Inc. *	4,325,832
85,000	LoJack Corp. *	1,615,850

		5,941,682

Semiconductor & Related Products — 1.8%
260,200	Actel Corporation *	3,629,790
265,300	Catalyst Semiconductor, Inc. *	1,281,399
524,987	FSI International, Inc. *	2,021,200
200,000	SpatiaLight, Inc. *	888,000

		7,820,389

Software — 4.3%
191,800	Aladdin Knowledge Systems *	3,373,762
298,000	American Software, Inc. — Class A	1,630,060
431,514	Captaris Inc. *	1,553,450
156,402	Captiva Software Corporation *	3,412,692
481,800	iPass, Inc. *	2,649,900
230,000	MapInfo Corporation *	2,826,700
196,710	Moldflow Corporation *	2,875,900

		18,322,464

Specialty Manufacturing — 8.9%
127,700	Aaon, Inc. *	2,196,440
177,400	AEP Industries, Inc. *	3,601,220
41,000	Ameron International Corporation	1,752,750
201,000	Apogee Enterprises, Inc.	3,292,380
50,000	Cascade Corporation	2,435,000
313,900	China Yuchai International Limited	2,903,575
525,300	Flanders Corporation *	5,741,529
151,910	Integral Systems, Inc.	3,348,096
238,350	Modtech Holdings, Inc. *	2,414,486
49,491	Northwest Pipe Company *	1,119,981
157,000	Olympic Steel, Inc. *	2,791,460
54,500	Printronix, Inc.	777,715
56,000	Raven Industries, Inc.	1,760,640
189,500	RF Monolithics, Inc. *	1,027,583
259,399	Spartan Motors, Inc.	2,645,870

		37,808,725

The accompanying notes to financial statements are an integral part of this schedule.
Perritt MicroCap Opportunities Fund

Schedule of Investments Continued	October 31, 2005

Telecommunications — 6.3%
315,000	Digi International, Inc. *	3,342,150
334,600	EFJ, Inc. *	3,325,924
300,000	Gilat Satellite Networks Ltd. *	1,857,000
312,200	Globecomm Systems Inc. *	2,282,182
250,000	Harmonic, Inc. *	1,152,500
108,100	Intervoice, Inc. *	1,007,492
700,200	The Management Network Group, Inc. *	1,869,534
220,500	RADVision Ltd. *	2,866,500
220,700	Radyne ComStream, Inc. *	2,577,776
850,000	Stratex Networks, Inc. *	2,176,000
542,085	TeleCommunication Systems, Inc. — Class A *	1,409,421
265,000	WatchGuard Technologies, Inc. *	922,200
409,000	Westell Technologies, Inc. *	1,922,300

		26,710,979

Transportation — 4.6%
165,000	Celadon Group, Inc. *	3,821,400
159,000	Dynamex, Inc. *	2,610,780
936,000	Grupo TMM S.A. — ADR — Class A*	3,510,000
136,500	StealthGas, Inc. *	1,785,420
162,300	Transport Corporation Of America, Inc. *	1,564,572
167,500	USA Truck, Inc. *	3,887,675
139,070	Vitran Corporation, Inc. *	2,407,302

		19,587,149

Other — 0.3%		1,468,170

TOTAL COMMON STOCKS
	(Cost $279,769,676)	349,862,426

WARRANTS — 0.0% (a)
22,267	Tengasco Inc Warrants, Expiring 9/12/2008	3,117

TOTAL WARRANTS
	(Cost $0)	3,117

Principal Amount	SHORT TERM INVESTMENTS — 16.4% (a)

	COMMERCIAL PAPER - 13.9%
Automotive — 6.7%
10,000,000	Daimler Chrysler, 3.806%, 03/20/2006	9,857,139
5,000,000	Daimler Chrysler Holding, 3.798%, 11/16/2005	4,992,292
9,200,000	Daimler Chrysler Holding, 3.697%, 12/20/2005	9,154,544

		24,003,975

Financial Services — 8.2%
10,126,000	General Electric Capital, 3.797%, 01/17/2006	10,044,781
10,000,000	General Electric Capital, 3.771%, 02/27/2006	9,878,722
5,160,000	General Electric Capital, 4.283%, 07/11/2006	5,010,102
10,000,000	Prudential Funding Corp., 3.978%, 04/05/2006	9,832,083

		34,765,688

TOTAL COMMERCIAL PAPER		58,769,663

Variable Rate Demand Notes — 2.5% #
8,316,568	American Family Demand Note, 3.643%	8,316,568
2,451,019	Wisconsin Corporate Central Credit Union Demand Note, 3.730%	2,451,019

		10,767,587

TOTAL SHORT TERM INVESTMENTS
	(Cost $69,537,250)	69,537,250

TOTAL INVESTMENTS
	(Cost $349,306,926) - 98.8%	$419,402,793

(a)	Percentages for various classifications relate to total net assets.

*	Non-income producing security.

ADR	American Depository Receipt.

#	Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates shown are as of October 31, 2005.
The accompanying notes to financial statements are an integral part of this schedule.

Statement of Operations

For the Year Ended October 31, 2005

Investment Income:
Dividend income	$847,699
Interest income	1,230,895
Other income	5,749

Total investment income	2,084,343

Expenses:
Investment advisory fee	3,002,529
Shareholder servicing	362,916
Administration fee	97,417
Reports to shareholders	79,533
Professional fees	75,972
Custodian fees	68,822
Federal & state registration fees	65,721
Fund accounting expenses	59,901
Payroll expense **	20,127
Directors’ fees and expenses	14,931
Other	11,633

Total expenses	3,859,502

Net investment loss	(1,775,159)

Realized and Unrealized Gain on Investments:
Realized gain on investments	24,469,030
Change in unrealized appreciation on investments	34,418,656

Net realized and unrealized gain on investments	58,887,686

Net Increase in Net Assets Resulting from Operations	$57,112,527

**	Chief Compliance Officer compensation
The accompanying notes to financial statements are an integral part of this statement.
Financial Highlights
For a Fund share outstanding throughout the period

	2005		2004		2003		2002		2001

Net asset value, beginning of period	$24.46		$22.82		$14.02		$13.86		$14.92

Income (loss) from investment operations:
Net investment loss	(0.16	) [2]	(0.21	) [2]	(0.16	) [2]	(0.16	) [2]	(0.13	) [2]
Net realized and unrealized gain on investments	6.04		2.65		9.16		0.21		0.94

Total from investment operations	5.88		2.44		9.00		0.05		0.81

Less dividends and distributions:
Dividends from net investment income	—		(0.49)		(0.09)		—		(1.95)
Distributions from net realized gains	(0.60)		(0.34)		(0.14)		(0.11)		—

Total dividends and distributions	(0.60)		(0.83)		(0.23)		(0.11)		(1.95)

Redemption fees	0.01		0.03		0.03		0.22		0.08

Net asset value, end of period	$29.75		$24.46		$22.82		$14.02		$13.86

Total return[1]	24.41%		10.92%		65.30%		1.93%		9.62%
Supplemental data and ratios:
Net assets, end of period (in thousands)	$424,466		$192,884		$131,279		$14,402		$12,979
Ratio of expenses to average net assets:	1.29%		1.25%		1.44%		1.60%		1.75%
Ratio of net investment loss to average net assets:	(0.59%)		(0.90%)		(0.90%)		(1.00%)		(1.00%)
Portfolio turnover rate	24.1%		30.2%		32.0%		118.0%		94.3%

1	Total return reflects reinvested dividends but does not reflect the impact of taxes.
2	Net investment income (loss) per share has been calculated based on average shares outstanding during the period.
The accompanying notes to financial statements are an integral part of this schedule.

Perritt MicroCap Opportunities Fund

Statement of Changes in Net Assets

	For the year ended	For the year ended
	October 31, 2005	October 31, 2004

Operations:
Net investment loss	$(1,775,159)	$(1,564,426)
Net realized gain on investments	24,469,030	5,568,696
Net increase in unrealized appreciation on investments	34,418,656	10,624,718

Net increase in net assets resulting from operations	57,112,527	14,628,988

Dividends and Distributions to Shareholders:
Net investment income	—	(3,204,234)
Net realized gains	(5,489,974)	(2,211,649)

Total dividends and distributions	(5,489,974)	(5,415,883)

Capital Share Transactions:
Proceeds from shares issued (11,070,763 and 6,843,667 shares, respectively)	306,124,558	164,942,531
Cost of shares redeemed (4,881,963 and 4,910,684 shares, respectively)	(131,306,552)	(117,461,224)
Reinvestment of distributions (189,916 and 199,672 shares, respectively)	5,011,889	4,708,272
Redemption fees	129,159	202,114

Net increase in net assets from capital share transactions	179,959,054	52,391,693

Total Increase in Net Assets	231,581,607	61,604,798
Net Assets
Beginning of the Period	192,884,262	131,279,464

End of the Period (including undistributed net investment loss of $8,786,727 and $7,011,568, respectively)	$424,465,869	$192,884,262

The accompanying notes to financial statements are an integral part of these statements.
Statement of Assets and Liabilities

October 31, 2005
Assets:
Investments at fair value (cost $349,306,926)	$419,402,793
Dividends and interest receivable	62,675
Receivable for investments sold	334,866
Receivable for fund shares issued	8,438,610
Other assets	16,650

Total Assets	428,255,594

Liabilities:
Payable for investments purchased	3,172,521
Payable for fund shares purchased	87,935
Payable to Advisor	348,557
Accrued expenses and other liabilities	180,712

Total Liabilities	3,789,725

Net Assets	$424,465,869

Net Assets Consist of:
Capital stock	$333,622,650
Accumulated net investment loss	(8,786,727)
Accumulated undistributed net realized gain on investments sold	29,534,079
Net unrealized appreciation on investments	70,095,867

Total Net Assets	$424,465,869

Capital shares issued and outstanding, $0.01 par value, 20,000,000 shares authorized	14,265,406
Net asset value price per share	$29.75

The accompanying notes to financial statements are an integral part of this statement.

Notes to Financial Statements
October 31, 2005
The Perritt MicroCap Opportunities Fund, Inc., which consists solely of the Perritt MicroCap Opportunities Fund (the “Fund”), was formed under the laws of the state of Maryland, and is registered under the Investment Company Act of 1940 as an open-end diversified management investment company.
1.	Summary of Significant Accounting Policies
a.	Listed securities are valued at the last sale price reported by the principal security exchange on which the issue is traded, or if no sale is reported, the mean between the latest bid and ask price. Securities traded over-the-counter are valued at the NASDAQ Official Closing Price. Demand notes, commercial paper and U.S. Treasury Bills are valued at amortized cost, which approximates fair value. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Board of Directors of the Fund. Cost amounts, as reported on the statement of assets and liabilities and schedule of investments, are the same for federal income tax purposes.

b.	Net realized gains and losses on securities are computed using the first-in, first-out method.

c.	Dividend income is recognized on the ex-dividend date, and interest income is recognized on the accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities. Investment and shareholder transactions are recorded on trade date. Dividends to shareholders are recorded on the ex-dividend date.

d.	Provision has not been made for federal income tax since the Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

e.	The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.
2.	Investment Advisory Agreement
The Fund has an investment advisory agreement with Perritt Capital Management, Inc. (“PCM”), with whom certain officers and directors of the Fund are affiliated. Under the terms of the agreement, the Fund pays PCM a monthly investment advisory fee at the annual rate of 1% of the daily net assets of the Fund. At October 31, 2005, the Fund had fees due PCM of $348,557. For the year ended October 31, 2005, the Fund incurred advisory fees of $3,002,529 pursuant to the investment advisory agreement.
PCM manages the Fund’s investments subject to the supervision of the Fund’s Board of Directors. PCM is responsible for investment decisions and supplies investment research and portfolio management. Under the investment advisory agreement, PCM, at its own expense and without reimbursement from the Fund, will furnish office space and all necessary office facilities, equipment and personnel for making the investment decisions necessary for managing the Fund and maintaining its organization, will pay the salaries and fees of all officers and directors of the Fund (except the fees paid to disinterested directors) and will bear all sales and promotional expenses of the Fund.
The investment advisory agreement requires PCM to reimburse the Fund in the event the Fund’s expenses, as a percentage of the average net asset value, exceed the most restrictive percentage, as these terms are defined. The most restrictive percentage for the year ended October 31, 2005 was 1.75%. For the year ended October 31, 2005, no expenses were required to be reimbursed by PCM.
3.	Investment Transactions
Purchases and sales of securities for the year ended October 31, 2005 aggregated $173,377,770 and $63,381,051, respectively.
At October 31, 2005, the Fund had no capital loss carry forwards.
At October 31, 2005, the components of capital on a tax basis were as follows:

Cost of Investments	$349,306,926

Gross unrealized appreciation	$91,055,785

Gross unrealized depreciation	(20,959,918)

Net unrealized appreciation	$70,095,867

Undistributed net investment loss	$(8,786,727)

Undistributed capital gains	29,534,079

Total undistributed earnings	$20,747,352

The tax character of distributions paid during the years ended October 31, 2005 and 2004 were as follows:

	Year Ended	Year Ended
	October 31, 2005	October 31, 2004
Ordinary Income	$—	$3,204,234

Long Term Capital Gain	23,803,063	2,211,649
4.	Subsequent Event
On November 19, 2005, the Fund’s Board of Directors approved a resolution authorizing Fund management to close the Fund to most new Investors, effective December 7, 2005.
Perritt MicroCap Opportunities Fund

Report of Independent Registered
Public Accounting Firm
Shareholders and Board of Directors of Perritt MicroCap Opportunities Fund
We have audited the accompanying statement of assets and liabilities of the Perritt MicroCap Opportunities Fund, Inc. (the “Fund”), including the schedule of investments, as of October 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2005, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Perritt MicroCap Opportunities Fund, Inc. as of October 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Altschuler, Melvoin and Glasser LLP
Chicago, Illinois
December 2, 2005

Expense Example
October 31, 2005
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs consisting of redemption fees on shares held less than three months; and (2) ongoing costs, including management fees; shareholder servicing fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2005 — October 31, 2005).
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent. You will be charged a transaction fee equal to 2.00% of the net amount of the redemption if you redeem your shares within three months of purchase. IRA accounts will be charged a $15.00 annual maintenance fee. To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example below. The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses, interest expense and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	5/1/05	10/31/05	5/1/05 - 10/31/05[1]

Actual	$1,000.00	$1,167.10	$7.05
Hypothetical (5% return before expenses)	1,000.00	1,018.70	6.56

1	Expenses are equal to the Fund’s annualized expense ratio of 1.29%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
Perritt MicroCap Opportunities Fund

     The Perritt Emerging Opportunities Fund finished its first fiscal year with a 17.3 percent return, which compares to the MSCI MicroCap Index return of 13.3 percent. The Russell 2000 Index rose by 12.1 percent during the same period. The complete performance results can be viewed on page 18. We have included both the Russell 2000 Index and the MSCI MicroCap Index to compare performance of the Fund to the small-cap and micro-cap segment of the marketplace. However, we believe the MSCI MicroCap Index is a better proxy of performance for the Fund, mainly due to the size of companies in each index.
     During the past year, we sold 17 positions from the Fund. Three of those positions, Boston Acoustics, Nortran and Transport Corporation of America, were sold due to buyout offers. Seven of the positions were sold due to lofty valuations and another six issues were sold due to disappointing operating results. Lastly, Nutrisystem (NTRI) was sold because the company’s market capitalization became too large. In fact, Nutrisystem’s stock rose by more than 10-fold in less than one year. While we certainly would like to have all our investments perform so well, we realize this is quite rare. However, we must acknowledge our nine-factor model and one of our analysts, Matt Brackmann, for uncovering this gem.
     We use a proprietary nine-factor test to select stocks. To pass this test, a company must possess a strong balance sheet, positive cash flow and expanding profitability. If a company passes the test, the Perritt team conducts more detailed analysis of the company and its management team. We also evaluate the company’s financial characteristics and current valuations, such as price-to-sales, price-to-earnings and price-to-cash flow.
     Micro-cap companies may get a unique operating edge next year. As some of you may know, the Sarbanes-Oxley Act of 2002 was introduced in the wake of scandals at Enron and WorldCom to bolster confidence in U.S. business and capital markets. Section 404 of the Act requires firms to assess the effectiveness of their internal controls and financial-reporting procedures and have an external auditor check that assessment. Since the Act came into effect in 2004, there has been an increasing level of complaints from businesses about the cost of complying with the law, especially for smaller companies. In response, the Securities and Exchange Commission (SEC) established a committee in late 2004 to examine Sarbanes-Oxley’s impact on small businesses.
     According to the preliminary recommendations of the SEC Subcommittee on Internal Controls, micro-cap companies with a market capitalization of less than about $100 million to $125 million and annual revenue below $125 million should be exempt from Sarbanes-Oxley Section 404. Small companies with a market cap of less than $750 million and sales below $250 million should be exempt from the external audit requirement of Sarbanes-Oxley 404. If the SEC accepts the recommendations (a vote on final recommendations is expect-

ed in the first half of 2006), the changes would make life as a public company much easier and cheaper. Given some of the research we have done about the cost, the savings could be significant for smaller companies.
     As of October 31, 2005, the Fund’s portfolio contained the common stocks of 112 companies, 71 of which were added during the year. The Fund’s largest holdings and a detailed description can be found on page 19 of this report. Based on our earnings estimate, the Fund’s portfolio is trading at slightly less than 19 times 2005 earnings and 15 times 2006 earnings. The average stock in the portfolio is priced at 0.8 times revenue and the median market capitalization is approximately $65 million.
     As we have discussed before, the reported scandals in the mutual fund industry have spawned a host of new rules and regulations, which in turn have increased the cost to fund shareholders. In order to comply with the new rules and regulations, we have increased both the Fund’s compliance staff and outsourced services. As a result, the Fund’s expense ratio increased to 2.22 percent. Our challenge is to grow assets to bring the expense ratio back below 2.00 percent.
     While the Perritt MicroCap Opportunities Fund is closed to most new investors (as of December 7, 2005), the Perritt Emerging Opportunities Fund remains open to all investors. Given the fact that we hope to maintain a median market capitalization of $100 million or less, this Fund may also be forced to close to new investors.
     Thank you for investing in this truly unique product. If you have any questions or comments about this report or your investment in the Perritt Emerging Opportunities Fund, please call us toll-free at (800)331-8936 or visit our new web site at www.perrittmutualfunds.com.
Michael Corbett
President
     Small- and Medium-capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies. Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales.
     Micro-cap companies typically have relatively lower revenues, limited product lines, lack of management depth, higher risk of insolvency and a smaller share of the market for their products or services than larger capitalization companies. Generally, the share prices of micro-cap company stocks are more volatile than those of larger companies.
     The price to sales ratio is a tool for calculating a stock’s valuation relative to other companies, calculated by dividing a stock’s current price by its revenue per share. The price to earnings (P/E) ratio reflects the multiple of earnings at which a stock sells. The price to book (P/B) ratio compares a stock’s market value to the value of total assets less total liabilities.
Perritt MicroCap Opportunities Fund

Performance
There are several ways to evaluate a fund’s historical performance. You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. Each performance figure includes changes in a fund’s share price, plus reinvestment of any dividends (or income) and capital gains (the profits the fund earns when it sells stocks that have grown in value).
Average Annual Total Returns
Periods ended October 31, 2005

	Past 1 Year	Since Inception
Perritt Emerging Opportunities Fund	17.26%	16.35%
Russell 2000 Index	12.08%	17.19%
MSCI MicroCap Index	13.25%	17.66%
(reflects no deduction for fees and expenses)
CPI	4.35%	4.36%
Average annual total returns take the Fund’s actual (or cumulative) return and show you what would have happened if the Fund had performed at a constant rate each year.
Cumulative Total Returns
Periods ended October 31, 2005

	Past 1 Year	Since Inception
Perritt Emerging Opportunities Fund	17.26%	19.38%
Russell 2000 Index	12.08%	20.39%
MSCI MicroCap Index	13.25%	20.95%
(reflects no deduction for fees and expenses)
CPI	4.35%	5.12%
Cumulative total returns reflect the Fund’s actual performance over a set period. For example, if you invested $1,000 in a fund that had a 5% return over one year, you would end up with $1,050. You can compare the Fund’s returns to the Russell 2000 Index, which currently reflects a popular measure of the stock performance of small companies. CPI is the rate of inflation as measured by the government’s consumer price index.
This chart illustrates the performance of a hypothetical $10,000 investment made in the Fund at inception (August 27, 2004) through October 31, 2005. Assumes reinvestment of dividends and capital gains, but does not reflect the effect of any applicable sales charge or redemption fees. This chart does not imply any future performance.
Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800-331-8936.

Ten Largest Holdings
PDG Environmental, Inc. (PDGE) through its wholly owned subsidiaries, provides environmental and specialty contracting services in the United States. Its services include asbestos and lead abatement, insulation, microbial remediation, disaster response, loss mitigation and reconstruction, and demolition and related services. The company’s asbestos abatement services include removal and disposal, enclosure, and encapsulation of asbestos abatement.
Twin Disc, Inc. (TWIN) engages in the design, manufacture, and sale of heavy duty off-highway power transmission equipment primarily in the United States. Its products include hydraulic torque converters, power-shift transmissions, marine transmissions and surface drives, universal joints, gas turbine starting drives, power take-offs and reduction gears, industrial clutches, and fluid couplings and control systems.
Waters Instruments, Inc. (WTRS)1 engages in the design, manufacture, and marketing of electronic perimeter fence systems and medical products primarily in the United States and the United Kingdom. Its products include energizers, high tensile fence systems, insulators, poly wire, tape and rope, automatic gate openers and perimeter security fence systems for human and animal control, containment, and deterrent.
Hurco Companies, Inc. (HURC) is an industrial technology company, engages in the design and production of interactive, personal computer-based, computer control systems and software, and computerized machine tools for sale to the metal working industry. The company’s primary products consist of general purpose computerized machine tools for the metal cutting industry, principally vertical machining centers.
Collegiate Pacific, Inc. (BOO) is a marketer, manufacturer and distributor of sporting goods and equipment, team uniforms, and physical education, recreational and leisure products primarily to the institutional market in the United States. The institutional market consists of youth sports programs, park and recreational organizations, schools, colleges, churches, government agencies, athletic teams, athletic clubs and dealers.
Ready Mix, Inc. (RMX) provides ready-mix concrete products to the construction industry. It operates two ready-mix concrete plants in Phoenix, Arizona; two ready-mix concrete plants in Las Vegas, Nevada; a ready-mix plant in Moapa, Nevada; and a sand and gravel crushing and screening facility in Moapa. The company also manufactures decorative rock products used primarily for landscaping.
Emerson Radio Corp. (MSN) designs, sources, imports, markets, and sells video products, including televisions, digital video discs, video cassette recorders and set top boxes. Its audio products include portable stereo systems, digital clock radios, shelf stereo systems and specialty clock radios.
Far East Energy Corp. (FEEC) is a development stage company that engages in the acquisition, exploration, development, production, and sale of coalbed methane gas (CBM). It explores for CBM in the Guizhou and Yunnan Provinces of China through production-sharing contracts and farmout agreements covering approximately 1.3 million acres.
CE Franklin LTD. (CFK) distributes products and related services to the Canadian oil and gas industry, including projects involving drilling and completions, production, and maintenance and capital construction. The company distributes pipe, valves, flanges, fittings, production equipment, and other supplies to producers of oil and gas. It also offers general oilfield supplies to the oilsands, refining, heavy oil and petrochemical, and nonoilfield related industries, such as forestry and mining industries.
Featherlite, Inc. (FTHR) engages in the design, manufacture, and marketing of aluminum trailers and luxury motorcoaches. The company operates through two divisions, Specialty Trailer and Motorcoach divisions. The Specialty Trailer division trailers are for specific hauling purposes rather than for general commercial freight. The Motorcoach division manufactures luxurious recreational vehicles, including bus conversions made according to customer specifications.
Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

1 Name change approved October 27, 2005, effective November 1, 2005 to Zareba Systems, Inc. (ZRBA).

Allocation of Portfolio Net Assets	October 31, 2005
Perritt Emerging Opportunities Fund

Schedule of Investments	October 31,2005

Shares	COMMON STOCKS-93.6% (a)	Value
Air Transport — 2.3%
40,700	AeroCentury Corp. *	$141,229
35,000	Air Methods Corporation *	407,050
20,000	World Air Holdings, Inc. *	210,000

		758,279

Building Materials — 2.4%
53,500	MFRI, Inc. *	319,395
40,000	Ready Mix, Inc. *	471,200

		790,595

Business Services — 7.8%
50,000	24/7 Real Media, Inc. *	319,500
5,500	Barrett Business Services, Inc. *	146,850
406,667	BrandPartners Group, Inc. *	268,400
48,000	Imergent, Inc. *	151,680
162,000	Newtek Business Services, Inc. *	322,299
45,000	PacificNet, Inc. *	371,250
47,300	Perceptron, Inc. *	307,450
35,100	RCM Technologies, Inc. *	226,044
25,805	Rentrak Corporation *	210,853
80,000	Zomax Incorporated *	212,000

		2,536,326

Chemical Manufacturing — Specialty - 1.9%
100,000	Flexible SolutionsR (Acquired 4/13/05, Cost $375,000)	355,000
48,000	TOR Minerals International, Inc. *	243,360

		598,360

Computers & Electronics — 6.5%
91,300	ADDvantage Technologies Group, Inc. *	333,245
47,000	COMARCO, Inc. *	414,070
15,000	Cyberoptics Corp. *	198,600
18,500	Napco Security Systems, Inc. *	216,265
10,000	Rimage Corp. *	289,800
143,000	Socket Communications, Inc. *	170,170
47,500	Spectrum Control, Inc. *	297,825
25,000	TransAct Technologies Incorporated *	182,000

		2,101,975

Consumer Products — Distributing — 2.5%
41,700	Collegiate Pacific, Inc.	477,465
77,700	Image Entertainment, Inc. *	319,347

		796,812

Consumer Products — Manufacturing — 9.0%
42,527	Emak Worldwide Inc. *	318,953
134,800	Emerson Radio Corp. *	451,580
55,100	Hauppauge Digital, Inc. *	176,320
73,500	International Absorbents, Inc. *	231,525
240,000	Mad Catz Interactive, Inc. *	156,000
18,000	Matrixx Initiatives, Inc. *	301,320
17,100	Motorcar Parts of America, Inc. *	166,896
23,900	Q.E.P. Co., Inc. *	250,950
23,000	Tandy Brands Accessories, Inc.	269,560
16,300	Twin Disc, Incorporated	603,100

		2,926,204

Consumer Services — 0.8%
112,600	Internet America, Inc. *	48,418
35,000	Pacific Internet Ltd. *	220,500

		268,918

Energy & Related Services — 5.1%
60,000	Deli SolarR* (Acquired 3/15/05, Cost $210,000)	405,000
60,000	Deli SolarR* (Acquired 10/31/05, Cost $231,000)	405,000
344,940	Electric City Corp. *	241,458
25,000	Mitcham Industries, Inc. *	297,250
41,700	TGC Industries, Inc. *	291,483

		1,640,191

Environmental Services — 4.0%
320,000	PDG Environmental, Inc. *	614,400
40,000	Synagro Technologies, Inc.	176,000
347,166	TurboSonic Technologies, Inc. *	253,431
64,000	Versar, Inc. *	236,160

		1,279,991

Financial Services — 1.9%
34,000	Nicholas Financial, Inc.	350,200
40,000	U.S. Global Investors, Inc. - Class A *	280,000

		630,200

Food — 3.1%
32,900	Armanino Foods of Distinction, Inc.	88,830
43,300	Landec Corporation *	294,007
52,500	Monterey Gourmet Foods Inc. *	225,750
200,000	New Dragon Asia Corp. *	388,000

		996,587

Leisure — 3.8%
43,600	Century Casinos, Inc. *	327,872
550,000	IA Global, Inc. *	181,500
42,500	Red Lion Hotels Corporation *	328,525
42,000	The Sands Regent *	399,462

		1,237,359

Medical Supplies & Services — 10.7%
69,100	Allied Healthcare Products, Inc. *	348,955
43,000	American Medical Alert Corp. *	274,340
5,300	Birner Dental Management Services, Inc.	107,007
73,000	CardioTech International, Inc. *	156,950
1,006,069	Curon Medical, Inc. *	291,760
157,000	Health Fitness Corp. *	306,150
74,500	LMS Medical Systems Inc. *	115,475
53,500	MEDTOX Scientific, Inc. *	347,215
70,000	Microtek Medical Holdings, Inc. *	243,600
21,000	National Dentex Corporation *	409,500
139,310	Pharsight Corporation *	202,000
55,498	Waters Instruments, Inc.[1]	490,047
31,609	ZEVEX International, Inc. *	158,045

		3,451,044

The accompanying notes to financial statements are an integral part of this schedule.

Schedule of Investments Continued	October 31, 2005

Minerals and Resources — 2.5%
31,000	Empire Resources, Inc.	220,100
405,000	Golden Odyssey Mining Inc. *	64,800
195,000	Uranium Resources, Inc. *	120,900
93,000	Vista Gold Corp. *	391,530

		797,330

Oil & Gas — 4.2%
41,000	CE Franklin Ltd. *	424,350
250,000	Far East Energy Corp.R* (Acquired 12/31/04, Cost $200,000)	437,500
50,000	Far East Energy Corp.R* (Acquired 10/31/05, Cost $75,000)	87,500
40,000	Matrix Service Company *	393,200

		1,342,550

Retail — 5.4%
39,000	Cost-U-Less, Inc. *	234,000
99,500	DrugMax, Inc. *	159,200
36,700	Factory Card & Party Outlet Corp. *	301,674
43,900	GTSI Corp. *	357,346
49,100	Hastings Entertainment, Inc. *	273,978
15,400	Touchstone Applied Science Associates, Inc. *	66,990
200,000	Western Power & Equipment Corp. *	349,000

		1,742,188

Semiconductor Related Products — 3.7%
31,000	Advanced Power Technology, Inc. *	294,500
48,000	Catalyst Semiconductor, Inc. *	231,840
70,000	FSI International, Inc. *	269,500
44,100	Sparton Corporation	412,776

		1,208,616

Specialty Manufacturing — 8.8%
39,000	Amerigon Incorporated *	230,100
56,000	Core Molding Technologies, Inc. *	249,200
104,200	Featherlite, Inc. *	416,800
20,000	Hawk Corporation — Class A *	260,000
27,000	Hurco Companies, Inc. *	481,410
47,000	LMI Aerospace, Inc. *	340,280
18,500	Modtech Holdings, Inc. *	187,405
40,000	RF Monolithics, Inc. *	216,904
14,500	Universal Stainless & Alloy Products, Inc.*	216,050
40,000	Veri-Tek International Corp. *	246,000

		2,844,149

Technology — 0.2%
60,000	AstradaR* (Acquired 4/26/05, Cost $210,000)	63,600

Telecommunications — 5.6%
37,350	EFJ, Inc. *	371,259
54,855	Globecomm Systems Inc. *	400,990
17,500	Interphase Corporation *	71,750
31,000	Micronetics, Inc. *	282,100
18,000	Radyne ComStream, Inc. *	210,240
50,000	RELM Wireless Corporation *	256,500
90,000	TeleCommunication Systems, Inc. — Class A *	234,000

		1,826,839

Transportation — 0.9%
10,000	Maritrans, Inc.	298,200

Other — 0.5%		141,787

TOTAL COMMON STOCKS
	(Cost $29,527,661)	30,278,100

Shares	WARRANTS — 0.0% (a)
	Warrants - 0.0%
60,000	Astrada Warrants, Expiring 04/15/2010 *	—
100,000	Flexible Solutions Warrants, Expiring 04/08/2009 *	—

TOTAL WARRANTS (Cost $0)		—

Principal Amount	CORPORATE BONDS — 0.8% (a)

Real Estate — 0.8%
$250,000	Monmouth Capital Corporation® (Acquired 3/30/05, Cost $250,000) 8.000%, Due 03/30/2015	250,000

TOTAL CORPORATE BONDS
	(Cost $250,000)	250,000

SHORT TERM INVESTMENTS — 1.8% (a)

Variable Rate Demand Notes — 1.8% #
589,879	American Family Demand Note, 3.643%	589,879

TOTAL SHORT TERM INVESTMENTS
	(Cost $589,879)	589,879

TOTAL INVESTMENTS
	(Cost $30,367,540) — 96.2%	$31,117,979

1	Name change approved October 27, 2005, effective November 1, 2005 to Zareba Systems, Inc. (ZRBA).

(a)	Percentages for various classifications relate to total net assets.

R	Restricted under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2005 the value of restricted securities amounted to $2,003,600 or 6.2% of total net assets.

*	Non-income producing security.

ADR	American Depository Receipt.

#	Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates shown are as of October 31, 2005.
The accompanying notes to financial statements are an integral part of this schedule.
Perritt Emerging Opportunities Fund

Statement of Operations

For the Year Ended October 31, 2005
Investment Income:
Dividend income	$41,393
Interest income	196,648

Total investment income	238,041

Expenses:
Investment advisory fee	324,866
Offering expenses	78,347
Audit fees	39,649
Custodian fees	31,415
Fund accounting expenses	28,708
Legal fees	19,609
Shareholder servicing	15,919
Administration fee	12,148
Federal & state registration fees	9,380
Reports to shareholders	7,201
Directors’ fees and expenses	5,605
Payroll expense **	1,845
Other	1,521

Total expenses	576,213
Net investment loss	(338,172)

Realized and Unrealized Gain on Investments:
Realized gain on investments	1,054,935
Change in unrealized appreciation on investments	742,376

Net realized and unrealized gain on investments	1,797,311

Net Increase in Net Assets Resulting from Operations	$1,459,139

**	Chief Compliance Officer compensation
The accompanying notes to financial statements are an integral part of this statement.
Financial Highlights
For a Fund share outstanding throughout the period

	For the Year Ended		For the period August 27, 2004[1]
	October 31, 2005		through October 31, 2004
Net asset value, beginning of period	$10.17		$10.00

Income (loss) from investment operations:
Net investment loss	(0.15	) [2]	(0.01	) [2]
Net realized and unrealized gain on investments	1.92		0.15

Total from investment operations	1.77		0.14

Less dividends and distributions:
Dividends from net investment income	(0.01)		—
Distributions from net realized gains	—		—

Total dividends and distributions	(0.01)		—

Redemption fees	—	#	0.03

Net asset value, end of period	$11.93		$10.17

Total return[3]	17.26%		1.70	% [4]
Supplemental data and ratios:
Net assets, end of period (in thousands)	$32,348		$2,996
Ratio of expenses to average net assets:
Before waiver and reimbursement	2.22%		17.32	% [5]
After waiver and reimbursement	2.22%		1.95	% [5]
Ratio of net investment loss to average net
assets:
Before waiver and reimbursement	(1.30%)		(16.23	%) [5]
After waiver and reimbursement	(1.30%)		(0.86	%) [5]
Portfolio turnover rate	64.41%		1.46%

[1]	Commencement of operations.

[2]	Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

[3]	Total return reflects reinvested dividends but does not reflect the impact of taxes.

[4]	Not annualized — calculated since August 27, 2004.

[5]	Annualized.

#	Amount is less than $0.01 per share.
The accompanying notes to financial statements are an integral part of this schedule.

Statement of Changes in Net Assets

	For the year ended	For the period August 27, 2004[1]
	October 31, 2005	through October 31, 2004
Operations:
Net investment loss	$(338,172)	$(2,253)
Net realized gain (loss) on investments	1,054,935	(623)
Net increase in unrealized appreciation on investments	742,376	8,063

Net increase in net assets resulting from operations.	1,459,139	5,187

Dividends and Distributions to Shareholders:
Net investment income	(3,035)	—
Net realized gains	—	—

Total dividends and distributions	(3,035)	—

Capital Share Transactions:
Proceeds from shares issued (4,378,328 and 308,172 shares, respectively)	49,910,457	3,120,027
Cost of shares redeemed (1,959,157 and 26,585 shares, respectively)	(21,990,691)	(264,408)
Reinvestment of distributions (247 and 0 shares, respectively)	2,719	—
Redemption fees	2,902	5,288

Net increase in net assets from capital share transactions	27,925,387	2,860,907

Total Increase in Net Assets	29,381,491	2,866,094
Net Assets
Beginning of the Period	2,966,094	100,000

End of the Period (including undistributed net investment loss of $343,460 and $2,253, respectively)	$32,347,585	$2,966,094

1	Commencement of operations.
The accompanying notes to financial statements are an integral part of these statements.
Statement of Assets and Liabilities

October 31, 2005
Assets:
Investments at fair value (cost $30,367,540)	$31,117,979
Interest receivable	13,695
Receivable for investments sold	1,415,852
Receivable for fund shares issued	261,444
Other assets	23,298

Total Assets	32,832,268

Liabilities:
Payable for investments purchased	358,981
Payable for fund shares purchased	40,000
Payable to Advisor	39,865
Accrued expenses and other liabilities	45,837

Total Liabilities	484,683

Net Assets	$32,347,585

Net Assets Consist of:
Capital stock	$30,886,294
Accumulated net investment loss	(343,460)
Accumulated undistributed net realized gain on investments sold	1,054,312
Net unrealized appreciation on investments	750,439

Total Net Assets	$32,347,585

Capital shares issued and outstanding, $0.00001 par value, 100,000,000 shares authorized	2,711,005
Net asset value price per share	$11.93

The accompanying notes to financial statements are an integral part of this statement.
Perritt Emerging Opportunities Fund

Notes to Financial Statements
October 31, 2005
Perritt Funds, Inc., which consists solely of the Perritt Emerging Opportunities Fund (the “Company”), was formed under the laws of the state of Maryland, and is registered under the Investment Company Act of 1940 as an open-end diversified management investment company.
1.	Summary of Significant Accounting Policies
a.	Listed securities are valued at the last sale price reported by the principal security exchange on which the issue is traded, or if no sale is reported, the mean between the latest bid and ask price. Securities traded over-the-counter are valued at the NASDAQ Official Closing Price. Demand notes, commercial paper and U.S. Treasury Bills are valued at amortized cost, which approximates fair value. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Board of Directors of the Company. Cost amounts, as reported on the statement of assets and liabilities and schedule of investments, are the same for federal income tax purposes.

b.	Net realized gains and losses on securities are computed using the first-in, first-out method.

c.	Dividend income is recognized on the ex-dividend date, and interest income is recognized on the accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities. Investment and shareholder transactions are recorded on trade date. Dividends to shareholders are recorded on the ex-dividend date.

d.	Provision has not been made for federal income tax since the Company has elected to be taxed as a “regulated investment company” and intends to distribute substantially all income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

e.	The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.
2.	Investment Advisory Agreement

The Company has an investment advisory agreement with Perritt Capital Management, Inc. (“PCM”), with whom certain officers and directors of the Company are affiliated. Under the terms of this agreement, the Company pays an annual investment advisory fee equal to 1.25% of its average net assets less than or equal to $100 million; 1.00% with respect to average net assets in excess of $100 million and less than or equal to $200 million; and 0.50% with respect to average net assets in excess of $200 million. At October 31, 2005, the Company had fees due PCM of $39,865. For the year ended October 31, 2005, the Company incurred advisory fees of $324,866 pursuant to the investment advisory agreement.

PCM manages the Company’s investments subject to the supervision of the Company’s Board of Directors. PCM is responsible for investment decisions and supplies investment research and portfolio management. Under the investment advisory agreement, PCM, at its own expense and without reimbursement from the Company, will furnish office space and all necessary office facilities, equipment and personnel for making the investment decisions necessary for managing the Company and maintaining its organization, will pay the salaries and fees of all officers and directors of the Company (except the fees paid to disinterested directors) and will bear all sales and promotional expenses of the Company.
Any reimbursement of expenses by PCM (whether required by state law or voluntary on the part of PCM) shall be made on a monthly basis and will be paid to the Fund by a reduction in PCM’s advisory fee, subject to later adjustment month by month for the remainder of the Company’s fiscal year if accrued expenses thereafter fall below the expense limitation. For the year ended October 31, 2005, $33,681 of expenses were waived by PCM and PCM recouped $33,681 of such expenses. There were no cumulative expenses subject to recapture pursuant to the aforementioned conditions at October 31, 2005.

3.	Investment Transactions

Purchases and sales of securities, excluding short-term investments, for the year ended October 31, 2005 aggregated $39,295,613 and $12,172,827, respectively.

At October 31, 2005, the Fund had no capital loss carry forwards.

At October 31, 2005, the components of capital on a tax basis were as follows:

Cost of investments	$30,367,540

Gross unrealized appreciation	$4,188,670
Gross unrealized depreciation	(3,438,231)

Net unrealized appreciation	$750,439

Undistributed net investment loss	$(343,460)
Undistributed capital gains	1,059,312

Total undistributed earnings	$710,852

The tax character of distributions paid during the year ended October 31, 2005 and the period August 27, 2004 through October 31, 2004 were as follows:

		August 27, 2004
	Year Ended	through
	October 31, 2005	October 31, 2004
Ordinary Income	$622,754	$3,035
Long Term Capital Gain.	33,229	—
4.	Restricted Securities
The Company owns investment securities which are unregistered and thus restricted as to resale. These securities are valued by the Company after giving due consideration to pertinent factors including recent private sales, market conditions and the issuer’s financial performance. Where future disposition of these securities requires registration under the Securities Act of 1933, the Company has the right to include these securities in such registration, generally without cost to the Company. The Company has no right to require registration of unregistered securities. At October 31, 2005, the Company held restricted securities with an aggregate market value of $2,003,600 representing 6.2% of total net assets of the Company.

Report of Independent Registered Public Accounting Firm
Shareholders and Board of Directors of Perritt Emerging Opportunities Fund
We have audited the accompanying statement of assets and liabilities of the Perritt Emerging Opportunities Fund (the “Fund”), a series of Perritt Funds, Inc., including the schedule of investments, as of October 31, 2005, and the related statement of operations for the year then ended, the statement or changes in net assets and the financial highlights for the year ended October 31, 2005 and the period from August 27, 2004 (commencement of operations) to October 31, 2004. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2005, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Perritt Emerging Opportunities Fund as of October 31, 2005, and the results of its operations for the year then ended, changes in its net assets and the financial highlights for the year ended October 31, 2005 and the period from August 27, 2004 (commencement of operations) to October 31, 2004 in conformity with accounting principles generally accepted in the United States of America.
Altschuler, Melvoin and Glasser LLP
Chicago, Illinois
December 2, 2005
Perritt MicroCap Opportunities Fund

Expense Example
October 31, 2005
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs consisting of redemption fees on shares held less than three months; and (2) ongoing costs, including management fees; shareholder servicing fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2005 - October 31, 2005).
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent. You will be charged a transaction fee equal to 2.00% of the net amount of the redemption if you redeem your shares within three months of purchase. IRA accounts will be charged a $15.00 annual maintenance fee. To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example below. The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses, interest expense and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	5/1/05	10/31/05	5/1/05 - 10/31/05[1]
Actual	$1,000.00	$1,113.90	$11.83
Hypothetical (5% return before expenses)	1,000.00	1,014.01	11.27

1	Expenses are equal to the Fund’s annualized expense ratio of 2.22%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Directors and Officers
Perritt MicroCap Opportunities Fund & Perritt Emerging Opportunities Fund
The funds are governed by a Board of Directors that meets regularly to review investments, performance, expenses, and other business matters, and is responsible for protecting the interests of shareholders. The majority of the funds’ directors are independent of Perritt Capital Management, Inc. “Inside” directors are officers of Perritt Capital Management. The Board of Directors elects the funds’ officers, who are listed below. The business address of each director and officer is 300 South Wacker Drive, Suite 2880, Chicago, IL 60606.
Independent Directors
Dianne C. Click, 43
MicroCap — Indefinite Term 10 years of service
Emerging — Indefinite Term 1 year of service
Ms. Click is a licensed Real Estate Broker in the State of Montana. She recently started her own real estate sales company, Bozeman Broker Group, in April 2004. She has been licensed in the state of Montana since 1995. Prior to her real estate business, she was a marketing consultant to financial management companies.
David S. Maglich, 48
MicroCap — Indefinite Term 17 years of service
Emerging — Indefinite Term 1 year of service
Mr. Maglich is a Shareholder with the law firm of Fergeson, Skipper, et. al. in Sarasota, Florida and has been employed with such firm since April 1989.
Inside Director
Gerald W. Perritt, 63
MicroCap — Indefinite Term 18 years of service
Emerging — Indefinite Term 1 year of service
Dr. Perritt has been a director of each fund since its inception. He has been Vice President of the MicroCap Opportunities Fund since November 1999 and Vice President of the Emerging Opportunities Fund since August 2004. Prior thereto he served as President of the MicroCap Opportunities Fund and has served as President of Perritt Capital Management since its inception in 1987.
Officers
Michael J. Corbett, 40
MicroCap — Indefinite Term 14 years of service
Emerging — Indefinite Term 1 year of service
Mr. Corbett has been President and Treasurer of the MicroCap Opportunities Fund since November 1999 and President and Treasurer of the Emerging Opportunities Fund since August 2004. He served as Vice President of the MicroCap Opportunities Fund from March 1991 until November 1999, and has been Vice President of Perritt Capital Management since February 1997.
Gerald W. Perritt, 63
MicroCap — Indefinite Term 18 years of service
Emerging — Indefinite Term 1 year of service
Dr. Perritt has been a director of each fund since its inception. He has been Vice President of the MicroCap Opportunities Fund since November 1999 and Vice President of the Emerging Opportunities Fund since August 2004. Prior thereto he served as President of the MicroCap Opportunities Fund and has served as President of Perritt Capital Management since its inception in 1987.
Robert A. Laatz, 61
MicroCap — Indefinite Term 8 years of service
Emerging — Indefinite Term 1 year of service
Mr. Laatz serves as Chief Compliance Officer for both funds since September 30, 2004. Mr. Laatz has served as Vice President of the MicroCap Opportunities Fund since November 1997, Secretary since November 1998. He has served as Vice President and Secretary of the Emerging Opportunities Fund since August 2004.

MicroCap Opportunities Fund
Emerging Opportunities Fund
The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Securities and Exchange Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds’ latest Form N-Q is also available without charge upon request by calling 1-800-332-3133.
A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-332-3133 and on the Securities and Exchange Commission’s website at http://www.sec.gov.
Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-332-3133 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Investment Advisor
Perritt Capital Management, Inc.
300 South Wacker Drive, Suite 2880
Chicago, IL 60606-6703
800-331-8936
Independent Registered
Public Accounting Firm
Altschuler, Melvoin and Glasser LLP
One South Wacker Drive
Chicago, IL 60606-3392
Legal Counsel
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, WI 53202
Custodian, Transfer Agent
and Dividend Disbursing Agent
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
Distributor
Quasar Distributor, LLC
615 East Michigan Street
Milwaukee, WI 53202
Effective November 2005
For assistance with your existing account,
call our Shareholder Service Center at 1-800-332-3133
The Funds’ Statements of Additional Information contain
information about the Funds’ directors and are available
without charge upon request by calling 1-800-332-3133.

MicroCap Opportunities Fund
Emerging Opportunities Fund
Minimum Initial Investment $1000
IRA Minimum Initial Investment $250
Dividend Reinvestment Plan
Systematic Withdrawal Plan
Automatic Investment Plan
Retirement Plans Including:

• IRA • SEP • 403b	• Keogh • Roth IRA • Education IRA
2% redemption fee imposed for shares
held less than three months
This report is authorized for distribution only to
shareholders and others who have received a copy of the
prospectus of the Perritt MicroCap Opportunities Fund
and/or the Perritt Emerging Opportunities Fund.
300 S. Wacker Drive • Suite 2880 • Chicago, IL 60606-6703
Tel 312-669-1650 • 800-331-8936 • Fax: 312-669-1235
E-mail: PerrittCap@PerrittCap.com
Web Site: www.perrittmutualfunds.com

Item 2. Code of Ethics.
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.
A copy of the registrant’s Code of Ethics is filed herewith as Exhibit 12(a)(1).
Item 3. Audit Committee Financial Expert.
The registrant’s board of directors has determined that the registrant does not have at least one audit committee financial expert serving on its board of directors, which functions as registrant’s audit committee since registrant does not have a separate audit committee.
The board of directors has determined that the members of the board of directors have sufficient background, experience and financial knowledge to fulfill their responsibilities and obligations to the registrant and its shareholders. Accordingly, the board of directors has determined that the search for, and possible appointment of, a person who would satisfy the definition of an audit committee financial expert is not necessary.
Item 4. Principal Accountant Fees and Services.
The registrant has engaged its principal accountant, Altschuler, Melvoin and Glasser LLP (the “Audit Firm”), to perform audit services, audit-related services and tax services during the past two fiscal years. The table below discloses the aggregate fees billed for each of the last two fiscal years for professional services rendered by the Audit Firm for the audit of the registrant’s annual financial statements or services that are normally provided by the Audit Firm in connection with statutory and regulatory filings or engagements for those fiscal years. The table also discloses the aggregate fees billed (if any) in each of the last two fiscal years (collectively, the “Other Audit Firm Services”): (a) for assurance and related services by the Audit Firm that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported as audit services (“Audit-Related Fees”); (b) for professional services rendered by the Audit Firm for tax compliance, tax advice, and tax planning (“Tax Fees”); and (c) for products and services provided by the Audit Firm, other than the audit services, audit-related services and tax services described above (“All Other Fees”).

	FYE 10/31/2005	FYE 10/31/2004

Audit Fees	$26,000	$21,500
Audit-Related Fees	$0	$0
Tax Fees	$0	$2,000	(1)
All Other Fees	$0	$0

(1)	The Tax Fees involved assistance in preparing tax returns.

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It is the policy of the board of directors that all audit and non-audit services rendered by the registrant’s principal accountant must have the prior approval of the board of directors. There were no Other Audit Firm Services described above that were approved by the board of directors pursuant to paragraph (c)(7)(i)(C)of Rule 2-01 of Regulation S-X.
100% of the hours expended on the Audit Firm’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the Audit Firm’s full-time, permanent employees. The Audit Firm has a continuing relationship with RSM McGladrey, Inc. (“RSM”), from which it leases auditing staff who are full-time, permanent employees of RSM and through which the Audit Firm’s partners provide audit and non-audit services. As a result of this arrangement, the Audit Firm has no full-time, permanent employees. The Audit Firm manages and supervises the audit and audit staff, and is exclusively responsible for the opinion rendered in connection with the Audit Firm’s examination.
The following table discloses the aggregate non-audit fees billed by the Audit Firm for services rendered to the registrant, and rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant (the “Adviser Service Affiliates”) for each of the last two fiscal years of the registrant.

Non-Audit Related Fees	FYE 10/31/2005	FYE 10/31/2004

Registrant	$0	$2,000
Registrant’s Investment Adviser	$0	$0

During the last two fiscal years, the Audit Firm has not rendered any non-audit services to the registrant’s investment adviser or the Adviser Service Affiliates that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (“Non Pre-Approved Services”). So, the registrant’s board of directors has not considered whether the provision of Non Pre-Approved Services to the registrant’s investment adviser or the Adviser Service Affiliates is compatible with maintaining the Audit Firm’s independence.
Item 5. Audit Committee of Listed Registrants.
Not applicable to open-end investment companies.
Item 6. Schedule of Investments.
Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable to open-end investment companies.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable to open-end investment companies.

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Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases.
Not applicable to open-end investment companies.
Item 10. Submission of Matters to a Vote of Security Holders.
Not Applicable.
Item 11. Controls and Procedures.
As of a date during the ninety days prior to the filing date of this report, an evaluation was performed by management with the participation of the registrant’s principal executive officer and principal financial officer of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940). Based on that evaluation, the registrant’s principal executive officer and principal financial officer concluded that the registrant’s disclosure controls and procedures were effective.
There were no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

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SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
          (Registrant)   Perritt Funds, Inc.

By (Signature and Title)*	/s/ Michael J. Corbett

Michael J. Corbett, President
          Date   January 9, 2006
          Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Michael J. Corbett

Michael J. Corbett, President
          Date   January 9, 2006

By (Signature and Title)*	/s/ Michael J. Corbett

Michael J. Corbett, Treasurer
          Date   January 9, 2006
* Print the name and title of each signing officer under his or her signature.

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